LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement, dated as of March 31, 2009 (this “Agreement”), is by and among Compliance Systems Corporation, a Nevada corporation with a principal place of business at 90 Pratt Oval, Glen Cove, New York 11542 (the “Guarantor”), Call Compliance, Inc., a New York corporation with a principal place of business at 90 Pratt Oval, Glen Cove, New York 11542 and a wholly-owned subsidiary of Guarantor (the "Company"), and Nascap Corp., a New York corporation with a principal place of business at 2 Pond Drive, Huntington, New York 11743 (the "Lender").

WITNESSETH:

WHEREAS, Lender previously loaned $150,000 (the “Original Loan Amount”) to the Company as evidenced by that certain Promissory Note, dated September 30, 2006 (the “Original Note”) executed by the Company for the benefit of the Lender and which has not been repaid as of the date of this Agreement;

WHEREAS, the Company granted a security interest in certain of its receivables, as specified in that certain Security Agreement, dated September 30, 2006 (the “Original Security Agreement”), between the Company and the Lender;

WHEREAS, payment by the Company of all amounts due under the Original Note was guaranteed by the Guarantor, pursuant to that certain Guaranty Agreement, dated September 30, 2006 (the “Original Guaranty”), between the Guarantor and the Lender;

WHEREAS, pursuant to the terms and conditions hereinafter set forth, the Lender and the Company desire to amend and restate the Original Note so as to grant to the Company a revolving line of credit in the principal amount of up to $750,000 (the “Revolving Credit Amount”), which Revolving Credit Amount shall incorporate the Original Loan Amount;

WHEREAS, the Lender and the Company wish to amend and restate the Original Note which shall, among other matters, grant certain additional rights to the Lender in consideration of the Revolving Credit Amount;

WHEREAS, the Lender and the Company wishes to amend and restate the Original Security Agreement to reflect the terms and conditions of this Agreement; and

WHEREAS, the Lender and the Guarantor wish to amend the Original Guaranty and to enter into a separate security agreement in order to grant the Lender an additional security interest in consideration of the Lender’s decision to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual premises and of the representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which each of the parties hereby acknowledge, the parties hereto hereby agree as follows:

Section 1              Exchange and Surrender.

Subject to the terms and conditions hereof, on the date of this Agreement, the Lender shall surrender the Original Note to the Company, and shall accept, in substitution and replacement thereof, but not in payment therefor, an Amended and Restated Promissory Note, dated March 31, 2009, substantially in the form attached hereto as Exhibit A (the “Amended Note”), in the maximum aggregate principal sum of up to $750,000, evidencing the Company’s obligation to pay such portion of the Revolving Credit Amount, plus interest as may be outstanding from time to time to the Lender.  The foregoing exchange is given as a continuation, rearrangement and extension of, and not a novation, release or satisfaction of the Original Note.

Section 2             Revolving Credit Amount; Consideration.

(a)           Pursuant to the terms of the Amended Note, the Lender shall, in the Lender’s sole and absolute discretion, provide the applicable portion of the Revolving Credit Amount, as such may be requested by the Borrower from time to time.  The Loan Amount shall accrue interest at the rate of 12% per annum.  Payment of accrued and unpaid interest shall be paid quarterly pursuant to the terms of the Note.  All accrued and unpaid principal shall be due upon receipt of written demand by the Borrower from the Lender.

(b)           In consideration of the Lender’s acceptance of the Amended and Restated Note, the Guarantor shall, for every dollar outstanding of the Revolving Credit Amount as of April 30, 2009 issue to the Lender (i) 20 class A warrants (each, a “Class A Warrant”) to purchase shares of common stock, par value $0.001 (the “Common Stock”) per share, of the Guarantor, and (ii) 20 class B warrants (each, a “Class B Warrant”) to purchase shares of Common Stock of the Guarantor.  The terms, conditions, rights and privileges of the Class A Warrants are reflected in the Class A Warrant Certificate, substantially in the form attached hereto as Exhibit B.  The terms, conditions, rights and privileges of the Class B Warrants are reflected in the Class B Warrant Certificate, substantially in the form attached hereto as Exhibit C.

(c)           The Company agrees that it will, simultaneously with the delivery of Amended Note to the Lender, make a payment of $4,500 to the Lender, which the Lender acknowledges to be the amount of all of the accrued and unpaid interest under the Original Note as of the date hereof.

Section 3              Representations and Warranties of the Company.

The Company hereby represents and warrants to the Lender as follows:

(a)           The Company is duly organized, validly existing, and in good standing in the State of Delaware and has full corporate power and authority to operate its business as now being conducted, and to execute and perform this Agreement and the transactions contemplated by this Agreement.

(b)           The execution and delivery hereof, the fulfillment of the terms contained herein, and the consummation of the transactions contemplated hereby, will not conflict or contravene (i) the corporate laws governing the activities of the Company, (ii) the restated certificate of incorporation or bylaws of the Company in effect as of the date hereof, or (iii) any agreement or other instrument to which the Company is a party or by which it is bound.

(c)           All action on the part of the Company and its directors or stockholders legally required for the authorization, execution, delivery, and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, have been taken or will be taken by, or on, the date of this Agreement.

(d)           The Company has not utilized the services of any broker, finder or other intermediary with respect to this Agreement or the transactions contemplated hereby, and no such person or entity is entitled to any commission or fee in connection herewith.

(e)           No representation or warranty of the Company contained herein, or information with respect to the Company contained herein or in any statement, certificate, exhibit or other document furnished or to be furnished to the Lender by the Company or its representatives pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of fact or omits or will omit to state any material fact necessary to make the statement herein or therein not false or misleading.

Section 4              Representations and Warranties of the Lender.

The Lender hereby represents to the Company as follows:

(a)           The Lender has conducted his/her own independent review and analysis of the Company and its respective assets and liabilities.  In entering into this Agreement, the Lender has relied, in part, upon its own investigation and analysis.

(b)           No representation or warranty of the Lender contained herein, or information with respect to the Lender contained herein or in any certificate, exhibit or other document furnished or to be furnished to the Company by the Lender or the Lender’s representatives pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of fact or omits or will omit to state any material fact necessary to make the statements herein or therein not false or misleading.

Section 5             Miscellaneous.

(a)           Fees and Expenses.  Each of the parties hereto shall pay its own legal and accounting charges and other expenses incident to the execution of this Agreement and the consummation of the transactions contemplated hereby.

(b)           Survival.  All agreements, representations and warranties and covenants contained herein or made in writing by or on behalf of the parties hereto in connection with the transactions contemplated hereby shall survive the execution of this Agreement and the consummation of such transactions.

(c)           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(d)           Modification or Waiver.  This Agreement may not be changed, modified or rescinded orally.  Any change, modification or rescission need be in writing, signed by the party against whom enforcement of any change, modification or rescission is sought.  Any waiver of any of the provisions of this Agreement, or of any inaccuracy in or non-fulfillment of any of the representations, warranties or obligations hereunder or contemplated hereby, shall not be effective unless made in a writing signed by the party against whom the enforcement of any such waiver is sought.  A waiver given in any case shall only apply with respect to that particular act or omission, and shall not be effective as to any further acts or omissions, regardless of whether they be of the same or similar nature.

(e)           Notices.  Notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed duly given if (a) personally delivered, against written receipt therefor, (b) forwarded by pre-paid certified or registered mail, return receipt requested, or (c) forwarded via a nationally recognized overnight courier service (e.g., Federal Express, USPS Express Mail, UPS, DHL, etc.) to the parties to which such notice or other communication is required by this Agreement to be given, at the address of such parties as indicated above, or to such other person or address as the Lender shall furnish to the Company or the Company shall furnish to the Lender in writing.  Notices delivered personally shall be deemed communicated as of the date of actual receipt, mailed notices shall be deemed communicated as of the date three business days after mailing, and notices sent by courier shall be deemed communicated as of the date two business days after pick-up.

(f)           Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective administrators, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or assignable by any of the parties hereto without the prior written consent of the other party.

(g)           Governing Law; Jurisdiction.  This Agreement and the rights and obligations of the parties shall be interpreted under and governed by the laws of the State of New York, without regard to its conflicts of laws principles.  Any and all matters of dispute of any nature whatsoever arising out of or in any way connected with this Agreement or in any way connected with the relationship of the parties to this Agreement, shall be subject to determination only by the state courts sitting in the State of New York, County of Nassau, or the federal courts for the Eastern District of New York.

(h)           Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, understandings, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any related or unrelated third party.  Any exhibits and schedules attached hereto, and all certificates, documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement as fully as though set forth herein, and all references herein to the terms "this Agreement," "hereunder," "herein," "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.  Upon the effectiveness of this Agreement and the Amended Note, the Original Note shall be of no further force and/or effect.

(i)           Headings.  The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part or affect in any way the meaning or interpretation of this Agreement.

(j)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.  This Agreement shall be binding upon the execution and delivery by facsimile by all parties to this Agreement as if the same were manually executed and delivered by such parties.  The parties agree to promptly deliver to each other original executed counterparts of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

THE COMPANY		THE GUARANTOR

Call Compliance, Inc.		Compliance Systems Corporation

By:	Dean Garfinkel	By:	/s/ Dean Garfinkel
Dean Garfinkel, President		Dean Garfinkel, President

THE LENDER

Nascap Corp.

By:	Lorraine Chinnici
Lorraine Chinnici, President

EXHIBIT A

Call Compliance, Inc.
Amended and Restated Promissory Note

For Value Received, Call Compliance, Inc., a New York corporation (“Borrower”), promises to pay to the order of Nascap Corp., a New York Corporation (“Lender”), in lawful money of the United States of America, the maximum aggregate principal sum of up to SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00) (the “Revolving Credit Amount”), or such lesser sum which represents the principal balance outstanding under this Note, together with interest accruing on the unpaid principal amount at the rate of 12% per annum, computed on the basis of a 360-day year (the “Interest”).  Interest on the unpaid portion of the Revolving Credit Amount shall accrue and shall be payable in accordance with Section 1(a) below.  This Note is the “Amended Note” referred to in the Loan Modification Agreement entered into by and among the Borrower, Lender and Guarantor (as defined in Section 2 below).

This Note amends and restates that certain Promissory Note, dated September 30, 2006 (the “Original Note”), previously executed by the Borrower in favor of the Lender, and in no way shall this Note be deemed a novation or, in any way, limit Borrower’s obligations under this Note or the other documents executed in connection herewith.  Contemporaneous with the delivery of this Note, Borrower shall pay to the Lender $4,500, representing all accrued but unpaid interest accrued under the Original Note.

1.           Payment; Cash Advances

(a)           The Revolving Credit Amount, as may be outstanding from time to time, shall be payable upon receipt of written demand from the Lender, in a manner that meets the notice provisions as set forth below.  Interest on the unpaid principal evidenced by this Note shall accrue and be payable quarterly in arrears on the 1st Business Day (as defined below) of each of January, April, July, October, commencing on July 1, 2009 (or the first Business Day thereafter) and thereafter for the previously completed quarter in accordance herewith.  If any payment of either Interest or principal on this Note becomes due and payable on day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day.  “Business Day” shall mean any day on which banks are open for business and are neither required nor authorized to close in the State of New York.

(b)           Where no written demand for repayment of principal evidenced by this Note has been received by the Borrower from the Lender, the Borrower may, in its sole discretion, prepay any or all outstanding principal without penalty, provided that such prepayment includes any accrued but unpaid Interest thereon through the date of prepayment.

(c)           Requests for cash advances (each, an “Advance”) of the Revolving Credit Amount shall be made by the Borrower in writing to the Lender.  There is no minimum amount with respect to each Advance and it is in the Lender’s sole and absolute discretion to grant such Advance, provided that such Advance by the Lender shall not, under any circumstances, be unreasonably withheld.  Upon receiving a request for an Advance in accordance herewith, the Lender shall make the requested Advance available to Borrower as soon as is reasonably practicable thereafter on the day the requested Advance is to be made.  The actual amount due and owing from time to time hereunder shall be evidenced by Lender’s records of receipts and disbursements with respect to the Revolving Credit Amount, which shall, in the absence of manifest error, be conclusive evidence of such amount.

2.           Security

This Note is secured by (i) that certain Amended and Restated Security Agreement, dated March 31, 2009 (the “Security Agreement”), between the Borrower and the Lender, and (ii) that certain Collateral Security Agreement, dated March 31, 2009 (the “Collateral Security Agreement”), between Compliance Systems Corporation, a Nevada corporation (“Guarantor”), and the Lender.  Repayment of any amounts that would become due under this Note are further guaranteed by Guarantor pursuant to that certain Amended and Restated Guaranty Agreement, dated March 31, 2009 (the “Guaranty Agreement”) between Guarantor and the Lender.

3.           Default

(a)           The occurrence of any one or more of the following events shall constitute an event of default hereunder (each an “Event of Default”):

(i)  if a default by the Borrower shall occur (and continue beyond any applicable cure or grace period) under any other agreement (other than this Note) to which the Borrower is a party evidencing any indebtedness of the Borrower (including any guaranty by the Borrower of the indebtedness of any other party) or evidencing or providing any mortgage, security interest, lien or encumbrance on or pledge of any asset or property of Borrower securing the payment of such indebtedness of the Borrower’s obligations;

(ii)           if a default by the Borrower shall occur (and continue beyond any applicable cure or grace period) under the Security Agreement;

(iii)           if Guarantor shall fail to perform any of its obligations under the Guaranty Agreement;

(iv)           if, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), the Borrower or Guarantor shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due;

(v)           if a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Borrower or Guarantor in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Borrower, Guarantor or substantially all of each of their respective properties, or (iii) orders the liquidation of Borrower or Guarantor and in each case the order or decree is not dismissed within sixty (60) days;

(vi)          any money judgment, writ or warrant of attachment, or similar process in excess of Fifty Thousand Dollars ($50,000) in the aggregate shall be entered or filed against the Borrower, Guarantor or any of each of their respective assets and/or properties which remains unpaid, un-vacated, un-bonded or un-stayed for a period of thirty (30) or more days;

(vii)         if the Borrower or Guarantor (i) is merged or consolidated with another entity without the prior written consent of the Lender, (ii) is dissolved or ceases to exist as a corporation or (iii) whether in one or a series of transactions, sells or otherwise transfers more than fifty percent (50%) of its assets (other than inventory in the ordinary course of business), or in each of cases (i), (ii) or (iii) enters into an agreement to take such actions;

(viii)       this Note, the Security Agreement, the Collateral Security Agreement, or the Guaranty Agreement shall be disaffirmed or shall terminate, be terminable or be terminated or become void, invalid or unenforceable or otherwise cease to be in full force and effect for any reason whatsoever other than the payment of all obligations of the Borrower to the Lender;

(ix)          the Borrower shall assert the invalidity or unenforceability of the Note or the Security Agreement or Guarantor shall assert the invalidity or unenforceability of the Collateral Security Agreement or the Guaranty Agreement;

(x)           any representation or warranty made by the Borrower in the Security Agreement shall prove to have been false in any material respect when made; or

(xi)          any covenant or agreement made by the Borrower in this Note or in the Security Agreement is breached, violated, or not complied with and not cured within thirty (30) business days upon written notice to Borrower.

(b)           Upon the occurrence and continuation of an Event of Default hereunder, Lender may, at its option, (i) by written notice to Borrower, declare the entire outstanding principal amount of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and/or (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Borrower all sums due under this Note (and/or exercise its rights under the Security Agreement, the Collateral Security Agreement and/or Guaranty Agreement). Borrower shall pay all reasonable costs and expenses incurred by or on behalf of the Lender in connection with the Lender’s exercise of any or all of its rights and remedies under this Note, the Security Agreement, the Collateral Security Agreement or the Guaranty Agreement, including, without limitation, reasonable attorneys' fees and the reasonable expenses and the fees and expenses of Lender’s expert witnesses.

4.           Waiver

(a)           The rights and remedies of the Lender under this Note shall be cumulative and not alternative. No waiver by the Lender of any right or remedy under this Note shall be effective unless in writing signed by the Lender. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by the Lender will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of the Lender arising out of this Note can be discharged by the Lender, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by the Lender; (b) no waiver that may be given by the Lender will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on the Borrower will be deemed to be a waiver of any obligation of the Borrower or of the right of the Lender to take further action without notice or demand as provided in this Note.

(b)           The Borrower hereby waives all right to notice of acceptance, default, presentment, and notice of dishonor.

5.           Severability

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6.           Applicable Law; Jurisdiction; Waiver Of Jury Trial

THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. BORROWER HEREBY IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE MAY BE INSTITUTED IN ANY STATE COURT OF GENERAL JURISDICTION LOCATED IN THE STATE AND COUNTY OF NASSAU OR THE UNITED STATES FEDERAL COURT FOR THE EASTERN DISTRICT OF NEW YORK AND BORROWER HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS. MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS ARISING OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY POSTAGE PREPAID CERTIFIED OR REGISTERED FIRST-CLASS MAIL, RETURN RECEIPT REQUESTED, TO BORROWER. THE FOREGOING, HOWEVER, SHALL NOT LIMIT THE RIGHT OF LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE ANY LEGAL ACTION OR PROCEEDING OR TO OBTAIN EXECUTION OF JUDGMENT IN ANY APPROPRIATE JURISDICTION. IN THE EVENT OF LITIGATION BETWEEN LENDER AND BORROWER OVER ANY MATTER CONNECTED WITH THIS NOTE, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY BORROWER AND LENDER.

7.            Parties in Interest

This Note is non-negotiable and may not be sold, assigned or otherwise transferred (except under will or laws of succession applicable to Lender) without the prior written consent of Borrower and Lender and shall bind both parties hereto and their respective heirs, successors and permitted assigns.

8.           Section Headings; Construction

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

9.            Usury

Anything in this Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that the Lender’s receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Borrower to the Lender on the earliest date or dates on which any Interest is payable under this Note and on which the receipt thereof is permissible under the laws applicable to the Lender limiting rates of Interest which may be charged or collected by the Lender. Such payment shall be made as additional Interest for the quarter preceding such Interest payment date. Such deferred payments shall not bear Interest.

10.         Time is of the Essence

Wherever time is specified for the doing or performance of any act herein, time shall be considered of the essence.

11.           Notices

Any notice, demand, claim or other communication under this Note shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid; telegraph; facsimile transmission (with proof of sending); or overnight courier to the following addresses (or to such other address as a party to receive such notice shall specify to the other parties hereto in accordance with the provisions of this section):

If to Lender:

Nascap Corp.
2 Pond Drive
Huntington, New York 11743

If to Borrower:

Call Compliance, Inc.
90 Pratt Oval
Glen Cove, New York 11542

All such notices and communications shall be deemed effective as follows: if mailed, on the third Business Day following deposit in the mail, or if by overnight courier, on the day following delivery to the courier; provided, that if such day is not a Business Day, such notice or communication shall be deemed effective on the next succeeding Business Day.

IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of March 31, 2009.

CALL COMPLIANCE, INC. (Borrower)

By:
Name: Dean Garfinkel
Title: President

EXHIBIT B

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

VOID AFTER 5:00 P.M. ON APRIL 30, 2014

COMPLIANCE SYSTEMS CORPORATION
CLASS A WARRANT CERTIFICATE

________Common Stock Purchase Warrants

Glen Cove, New York
Warrant Certificate No. _______	As of April 30, 2009

THIS IS TO CERTIFY THAT, for value received, Nascap Corp. (the “Warrantholder”), is the registered owner of the number of class “A” common stock purchase warrants (each, a “Warrant”) of Compliance Systems Corporation, a Nevada corporation (the “Company”), set forth above, each Warrant entitling the owner thereof to purchase from the Company, at a purchase price of $0.05 per Warrant (the “Purchase Price”), as adjusted from time to time in accordance with section 3 of this Warrant Certificate, at any time on or after the Commencement Date (as defined in paragraph 1(b) below) and terminating at 5:00 p.m., Glen Cove, New York time, on April 30, 2014 (the “Expiration Time”), one duly authorized, validly issued, fully paid and non-assessable share (each, a “Warrant Share”) of the common stock, par value $0.001 per share (“Common Stock”), of the Company, subject to the terms and conditions contained herein.  The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above, are as of the date hereof.  As provided herein, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

This Warrant Certificate is being issued in accordance with that certain Loan Modification Agreement, dated March 31, 2009 (the “Agreement”) to which the Warrantholder, as lender, and the Company, as the guarantor, are parties.  The Warrantholder is the holder of that certain Amended and Restated Promissory Note, dated March 31, 2009 (the “Note”) executed and delivered by Call Compliance, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Borrower”) evidencing the Warrantholder’s grant to the Borrower of a revolving line of credit in the principal amount of up to $750,000 (the “Revolving Credit Amount”).

This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the “Warrant Certificates.”

The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.           Exercise of Warrants.

(a)     The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating at the Expiration Time by surrendering this Warrant Certificate, with the Exercise Form provided for herein duly completed and executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the principal office of the Company, presently located at 90 Pratt Oval, Glen Cove, New York 11542, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the “Company Offices”), accompanied by payment in full, either in the form of cash, bank cashier’s check or certified check payable to the order of the Company, of the Purchase Price payable in respect of the Warrants being exercised.

(b)                      For purposes of this Warrant Certificate, the term “Commencement Date” shall mean April 30, 2009.

(c)           On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising such Warrant(s) shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

(d)           As soon as practicable, but not in excess of five days, after the valid exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes), will cause to be issued in the name of and delivered to the Warrantholder, or such other party identified in the purchase form, certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder, or such other party identified in the Exercise Form, shall be entitled upon such exercise, as adjusted to reflect the effects, if any, of the anti-dilution provisions of section 3 of this Warrant Certificate, such certificates to be in such reasonable denominations as Holder shall request when delivering the duly completed Exercise Form.

(e)           No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Shares to the nearest whole share of Common Stock.

(f)           If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

2.           Issuance of Common Stock; Reservation of Warrant Shares.  The Company covenants and agrees that:

(a)     all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

(b)           at all times prior to the Expiration Time, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of the Warrants evidenced by this Warrant Certificate; and

(c)           if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3.           Adjustments of Purchase Price, Number and Character of Warrant Shares, Number of Warrants.  The Purchase Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this section 3.

(a)           Stock Dividends, Subdivisions and Combinations.  In case the Company shall at any time on or before the Expiration Time:

 (i)           pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;
 (ii)          subdivide, reclassify or recapitalize the outstanding shares of Common Stock into a greater number of shares;
 (iii)         combine, reclassify or recapitalize the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or
 (iv)         issue by reclassification of shares of Common Stock into any other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);

then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto.  In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrant pursuant to this paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.  An adjustment made pursuant to this paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event.  Such adjustment shall be made successively whenever any event listed in clauses (i) through (iv) of this paragraph 3(a) shall occur.

(b)           Extraordinary Dividends.  In case the Company shall, at any time on or before the Expiration Time, fix a record date for the issuance of rights, options, or warrants to all holders of outstanding shares of Common Stock, entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the Purchase Price on such record date, then the Purchase Price shall be adjusted so that the Purchase Price, as so adjusted, shall equal the price determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at the Purchase Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible).  Such adjustment shall become effective at the close of business on such record date; provided, however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Purchase Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued.  In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder.  Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

(c)           Extraordinary Distributions.  In case the Company shall, at any time on or before the Expiration Time, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of the Company’s indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Nevada law and dividends or distributions payable in shares of stock described in paragraph 3(a) of this Warrant Certificate) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the Purchase Price as in effect on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be the Purchase Price as in effect on such record date.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

(d)           Stock Issuances.

 (i)           If the Company shall, at any time or from time to time on or before the Expiration Time, issue (x) shares of Common Stock, (y) rights, options, warrants or other securities entitling the holder thereof to subscribe for, purchase, convert to, exchange for or otherwise acquire Common Stock or (z) rights, options, warrants or other securities entitling the holder thereof to subscribe for, purchase, convert to, exchange for or otherwise acquire such convertible or exchangeable securities (in each case, other than Excluded Securities (as defined in subparagraph 3(d)(iii) of this Warrant Certificate and other than issuances that result in an adjustment under paragraphs 3(a), 3(b) or 3(c) of this Warrant Certificate), without consideration or for a consideration per share of Common Stock less than the Purchase Price in effect immediately prior to the issuance of such Common Stock or such rights, options, warrants or other securities, the Purchase Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to the quotient obtained by dividing: (A) an amount equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such issuance (including any shares of Common Stock deemed to have been issued pursuant to subclauses (B)(1) and (B)(2) of subparagraph 3(d)(ii) of this Warrant Certificate), multiplied by the Purchase Price in effect immediately prior to such issuance, plus (II) the consideration received by the Company upon such issuance, by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subclauses (B)(1) and (B)(2) of subparagraph 3(d)(ii) of this Warrant Certificate).

(ii)          For the purposes of any adjustment of the Purchase Price pursuant to this paragraph 3(d), the following provisions shall be applicable:
(A)           In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment; and
(B)           In the case of (x) the issuance of rights, options or warrants entitling the holder thereof to subscribe for, purchase or otherwise acquire Common Stock, (y) securities convertible into or exchangeable for Common Stock or (z) rights, options, warrants or other securities convertible into or exchangeable for such convertible or exchangeable securities -
 (1)           the aggregate maximum number of shares of Common Stock deliverable upon exercise of such rights, options or warrants entitling the holder thereof to subscribe for, purchase or otherwise acquire Common Stock shall be deemed to have been issued at the time such rights, options or warrants were issued and for a consideration equal to the consideration (determined in the manner provided in clause (A) of this subparagraph 3(d)(ii)), if any, received by the Company upon the issuance of such rights, options or warrants plus the minimum purchase price provided in such rights, options or warrants for the Common Stock covered thereby;
 (2)           the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such rights, options, warrants or securities were issued and for a consideration equal to the consideration received by the Company for any such rights, options, warrants and securities (excluding any cash received on account of accrued interest or accrued dividends), plus the consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related rights, options or warrants (the consideration in each case to be determined in the manner provided in clause (A) of this subparagraph 3(d)(ii);

(3)           on any change in the number of shares of Common Stock deliverable upon exercise of any such rights, options or warrants or conversions of or exchanges for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon the exercise of any such rights, options or warrants or conversions of or exchanges for such convertible or exchangeable securities, other than a change resulting from the anti-dilution provisions thereof, the Purchase Price shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment made upon the issuance of such rights, options, warrants or securities not converted prior to such change been made upon the basis of such change; and
(4)           on the expiration of any such rights, options or warrants, the termination of any such rights to convert or exchange or the expiration of any rights, options or warrants related to such convertible or exchangeable securities, the Purchase Price shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment made upon the issuance of such rights, options, warrants or securities or rights, options or warrants related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon exercise of such rights, options or warrants, upon the conversion or exchange of such securities or upon the exercise of the rights, options or warrants related to such securities and subsequent conversion or exchange thereof.
(iii)           For the purposes of this paragraph 3(d), the term “Excluded Securities” shall mean (A) shares of Common Stock issuable upon conversion or exercise, as applicable, of the convertible securities, rights, options and warrants of the Company outstanding as of the Commencement Date, (B) the first 15 million shares of Common Stock issuable under an equity incentive plan for employees, officers, directors and/or independent contractors of the Company adopted by the Board of Directors of the Company, provided such Common Stock is sold at or above the lower of the Current Market Price as of the date of grant or issuance of the option or other right granted or issued under such plan or date of issuance of such Common Stock and (C) any securities of the Company issued by the Company (1) pursuant to or in connection with the Securities Purchase Agreement, dated as of the Commencement Date, between the Company and Agile Opportunity Fund, LLC or (2) to any party in connection therewith Cresta Capital Strategies LLC (“Cresta”) is entitled to a fee pursuant to the Exclusive Investment Banking Agreement, dated as of March 17, 2008, between the Company and Cresta.

(e)           Current Market Price Defined.  For purposes of this Warrant Certificate, the “Current Market Price”  (the “Current Market Price”) on any date shall be deemed to be the Closing Price of the shares of Common Stock on the date in question.

(f)           Closing Price Defined.  For purposes of this Warrant Certificate, the term “Closing Price” of the shares of Common Stock for a day or days shall mean:

(i)           if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or
(ii)           if the shares of Common Stock are not listed or admitted for trading on a national securities exchange,
 (A)           the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board (the “Bulletin Board”) maintained by the Financial Industry Regulatory Authority (“FINRA”), or
 (B)           if the shares of Common Stock are not quoted on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the-counter market, as reported by The Pink Sheets, LLC, or an equivalent generally accepted reporting service, or
(iii)           if on any such day the shares of Common Stock are not listed on a national securities exchange nor quoted on the Bulletin Board or by The Pink Sheets, LLC, the fair market value of the shares of Common Stock as determined in good faith by the Board of Directors of the Company.

(g)           Capital Reorganizations and Other Reclassifications.  In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity occurring on or before the Expiration Time, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants.  The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this paragraph 3(g).

(h)           Minimum Adjustment.  Except as hereinafter provided, no adjustment of the Purchase Price hereunder shall be made if such adjustment results in a change of the Purchase Price then in effect of less than one cent ($.01) per share.  Any adjustment of less than one cent ($.01) per share of any Purchase Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more.  However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Purchase Price up to and including the effective date upon which this Warrant Certificate is exercised.

(i)           Notice of Adjustments.  Whenever the Purchase Price shall be adjusted pursuant to this section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to the Warrantholder.

(j)           Adjustments to Other Securities.  In the event that at any time, as a result of an adjustment made pursuant to this section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the purchase price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in paragraphs 3(a), 3(b), 3(c), 3(d) and 3(g) of this Warrant Certificate.

(k)           Deferral of Issuance of Additional Shares in Certain Circumstances.  In any case in which paragraph 3(b) of this Warrant Certificate shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of a Warrant exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

4.           Definition of Common Stock.  The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the Commencement Date, except as otherwise provided in section 3 of this Warrant Certificate.

5.           Replacement of Warrant Certificates.  If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in the Company’s discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.  Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.           Registration.  This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the “Warrant Register”) maintained at the Company Offices as they are issued.  The Warrant Register shall list the name, address and Social Security or other federal taxpayer identifying number, if any, of all Warrantholders.  The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.           Transfer.

(a)                                           Subject to paragraph 7(b) of this Warrant Certificate, the Warrantholder may transfer or assign the Warrants evidenced by this Warrant Certificate, in whole or in part, to any officer, director, principal, member, equity owner, employee, consultant or affiliate of the Warrantholder by surrendering this Warrant Certificate, with the Assignment Form, substantially in the form provided herein, completed and duly executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the Company Offices.  The Company shall execute and deliver a new Warrant Certificate in the name of the assignee or assignees set forth in the Assignment Form and this Warrant Certificate shall promptly be canceled.  If fewer than all of the Warrants are assigned, the Company shall execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date of this Warrant Certificate) evidencing the balance of the Warrants that remain exercisable by the Warrantholder.

(b)          NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

(c)           In the event of a transfer of any Warrants in accordance with this section 7, the Company shall, upon the surrender of this Warrant Certificate with the Assignment Form completed, dated and signed, execute and deliver to the transferee a new warrant certificate, substantially in form to this Warrant Certificate, evidencing the number of Warrants so transferred to such transferee and naming the transferee as the Warrantholder.

8.           Exchange of Warrant Certificates.  This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase.  A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith.  Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this section 9.

10.           Registration Rights.

(a)          Defined Terms.  As used in this section 10, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

(i)           Registerable Securities.  The term “Registerable Securities” shall mean any of the Warrant Shares or other securities issuable upon exercise of any of the Warrants originally issued to Cresta as of the Commencement Date and represented, in whole or part, by this Warrant Certificate.  For the purposes of this Section 10, securities will cease to be Registerable Securities when:
(A) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such Registerable Securities has been declared effective and (1) such Registerable Securities have been disposed of pursuant to such effective registration statement or (2) such registration statement has remained effective for 270 consecutive days, or
(B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, without limitation, Rules 144 and 144A promulgated under the Securities Act and the Company has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer;
(ii)           Rightsholders.  The term “Rightsholders” shall include the Warrantholder, all successors and assigns of the Warrantholders and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Warrantholder under this Warrant Certificate with respect to the transferred Registerable Securities and such transferee agrees in writing to assume all of the transferor-Warrantholder’s agreements, obligations and liabilities under this section 10 with respect to the transferred Registerable Securities; and
(iii)           Interpretations of Terms.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this section 10 shall refer to this section 10 as a whole and not to any particular provision of this section 10, and subsection, paragraph, clause, schedule and exhibit references are to this section 10 unless otherwise specified.

(b)           Piggy-Back Registration.

 (i)           Piggy-Back Rights.  If, at any time on or prior to the first anniversary of the Expiration Time, the Company (or any successor of the Company, by merger or otherwise) proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing shareholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a “Company Piggy-Back Notice”) of such proposed filing to all of the Rightsholders owning Registerable Securities at least twenty days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request.  Each such Rightsholder shall have the right, exercisable for the fifteen days immediately following the giving of a Company Piggy-Back Notice, to request, by written notice (each, a “Holder Notice”) to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement.  The Company shall use commercially best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein.  Notwithstanding anything to the contrary contained in this subparagraph 10(b)(i), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter’s written opinion.
(ii)           Number of Piggy-Back Registrations; Expenses.  The Rightsholders shall be entitled, in the aggregate, to two Piggy-Back Registrations.  Subject to the provisions of paragraph 10(d) of this Warrant Certificate, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this paragraph 10(b), but the Company shall not be responsible for the payment of any underwriter’s discount, commission or selling concession in connection therewith.

(iii)           Withdrawal or Suspension of Registration Statement.  The Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this paragraph 10(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement.  In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this paragraph 10(b) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this paragraph 10(b) for the same period as the delay in the registration of such other securities.  No registration effected under this paragraph 10(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

(c)           Registration Procedures.

(i)           Obligations of the Company.  The Company will, in connection with any registration pursuant to paragraph 10(b) of this Warrant Certificate, as expeditiously as possible:
(A)           prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in the Company’s sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Holder Notices, and use the Company’s commercially best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable but in no event more than 100 days after receipt of such notices or requests; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 60 calendar days;

(B)           prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;
(C)           notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by subclause (J)(1) of subparagraph 10(c)(i) of this Warrant Certificate cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(D)           make commercially best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;
(E)           use commercially best efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;
(F)           make available for inspection by each Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any of the Inspectors in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;
(G)           cooperate with the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

(H)           comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company’s first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 10(a) of the Securities Act;
(I)           provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;
(J)           enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a “cold comfort” letter and updates thereof from the Company’s independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in “cold comfort” letters by accountants in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this clause (J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

(K)           if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.
    (ii)                    Obligations of Rightsholders.  In connection with any registration of Registerable Securities of a Rightsholder pursuant to paragraph 10(b) of this Warrant Certificate:
(A)           The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing;
(B)           Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (2), (3), (5) and (6) of clause 10(c)(i)(C) of this Warrant Certificate, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder’s receipt of the copies of the supplemented or amended prospectus contemplated by subclause (1) of said clause 10(c)(i)(C), or until such Rightsholder is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this clause (B) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder; and
(C)           Each Rightsholder agrees that in a underwritten offering it will not, without the consent of the managing underwriter, dispose of or offer any securities of the Company for the period of restrictions on the sale or disposal of securities of the Company imposed, or consented to, by any principal shareholder of the Company.

(d)           Registration Expenses.  All expenses incident to the performance of or compliance with this Warrant Certificate by the Company, including, without imitation, all registration and filing fees of the Commission, FINRA and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company’s independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company.  All such expenses are herein referred to as “Registration Expenses.”

(e)           Indemnification: Contribution.

 (i)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney’s fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

(ii)           Indemnification by Rightsholder.  In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney’s fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.
(iii)           Conduct of Indemnification Proceedings.  Promptly after receipt by an indemnified party under this paragraph 10(e) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Warrant Certificate, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this paragraph 10(e).  In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto.  The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

(iv)           Contribution.  If the indemnification provided for in this paragraph 10(e) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in subparagraph 10(e)(v) of this Warrant Certificate, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this subparagraph 10(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(v)           Limitation.  Anything to the contrary contained in this paragraph 10(e) or in paragraph 10(f) of this Warrant Certificate notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum dollar amount of the net proceeds received by such holder in connection with any sale of Registerable Securities as contemplated herein.

(f)           Participation in Underwritten Registration.  No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder (i) agrees to sell such holder’s securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of paragraph 10(e) of this Warrant Certificate.

11.           Miscellaneous.  This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant Certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

12.           Expiration.  Unless as hereinafter provided, the right to exercise the Warrants shall expire at the Expiration Time.

13.           No Rights as Shareholder; Notice to Warrantholder.

(a)           Nothing contained in this Warrant Certificate shall be constructed as conferring upon the Warrantholder the right to vote or to receive distributions or to consent to or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any other rights whatsoever as shareholder of the Company.

(b)           The Company shall give notice to the Warrantholder by postage-paid, certified mail, return receipt requested, if, at any time prior to the Expiration Time, any of the following events shall occur:

 (i)           the Company shall authorize the payment of any distributions upon Common Stock payable in any securities or authorize the making of any distribution (other than a cash distribution subject to the second parenthetical set forth in section 3(c) of this Warrant Certificate) to all holders of Common Stock;
 (ii)          the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;
 (iii)         a dissolution, liquidation or winding up of the Company (including, without limitation, a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or
 (iv)         a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock) or any consolidation or merger of the Company with or into another corporation (excluding any consolidation or merger in which the Company is the continuing company and that does not result in any reclassification of, or change to, the Common Stock then outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

Such giving of notice shall be given (x) at least twenty business days (a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed) prior to the date fixed as a record date or effective date or the date of closing of the Company’s transfer books for the determination of the holders entitled to such distribution or subscription rights, or for the determination of the holders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form.  Such notice shall specify such record date or the date of closing the transfer books, as the case may be.  In addition, the Company shall provide to Warrantholder, at the same time such notice is provided, such information relating to such distribution or subscriptions rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form as may be reasonably necessary for Warrantholder to make an informed decision whether to exercise Warrantholder’s rights as evidenced by this Warrant Certificate.

14.           Severability.  If any term or other provision of this Warrant Certificate is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Warrant Certificate shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either the Company or Warrantholder.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Company and Warrantholder shall negotiate in good faith to modify this Warrant Certificate so as to effect the original intent of the Company and Cresta in connection with the issuance of the Warrants, to the greatest extent possible.  Any provision of this Warrant Certificate held invalid or unenforceable only in part, degree or in certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable.

IN WITNESS WHEREOF, Compliance Systems Corporation has caused this Warrant Certificate to be executed by its officer thereunto duly authorized.

Dated: As of April 30, 2009	Compliance Systems Corporation

By:
Dean Garfinkel, President

ATTEST:

Barry Brookstein, Secretary

EXERCISE FORM

Dated:____________, 20__

TO: Compliance Systems Corporation:

The undersigned hereby irrevocably elects to exercise its warrant exercise rights evidenced by this Warrant Certificate to the extent of purchasing _______________ shares of Common Stock of Compliance Systems Corporation and hereby makes payment of the aggregate Purchase Price therefore by tendering, contemporaneous with the delivery of this Warrant Certificate, the amount of $_____________ in the form of (a) cash or (b) bank cashier’s or certified check payable to the order of “Compliance Systems Corporation.”

________________________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK
(Please type or print in block letters)

Name:
Taxpayer
Identification
Number:

Address:

Signature:
(Signature must conform in all respects to
the name of the Warrantholder as set forth on the face of this Warrant Certificate.)

ASSIGNMENT FORM
(Please type or print in block letters)

FOR VALUE RECEIVED, _____________________________________

hereby sells, assigns and transfers unto:

Name:
Taxpayer
Identification
Number:

Address:

this Warrant Certificate and the Warrants represented by this Warrant Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:

Signature:
(Signature must conform in all respects to
the name of the Warrantholder as set forth
on the face of this Warrant Certificate.)

EXHIBIT C

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

VOID AFTER 5:00 P.M. ON APRIL 30, 2014

COMPLIANCE SYSTEMS CORPORATION
CLASS B WARRANT CERTIFICATE

________Common Stock Purchase Warrants

Glen Cove, New York
Warrant Certificate No. _______ As of April 30, 2009

THIS IS TO CERTIFY THAT, for value received, Nascap Corp. (the “Warrantholder”), is the registered owner of the number of class “B” common stock purchase warrants (each, a “Warrant”) of Compliance Systems Corporation, a Nevada corporation (the “Company”), set forth above, each Warrant entitling the owner thereof to purchase from the Company, at a purchase price of $0.05 per Warrant (the “Purchase Price”), as adjusted from time to time in accordance with section 3 of this Warrant Certificate, at any time on or after the Commencement Date (as defined in paragraph 1(b) below) and terminating at 5:00 p.m., Glen Cove, New York time, on April 30, 2014 (the “Expiration Time”), one duly authorized, validly issued, fully paid and non-assessable share (each, a “Warrant Share”) of the common stock, par value $0.001 per share (“Common Stock”), of the Company, subject to the terms and conditions contained herein.  The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above, are as of the date hereof.  As provided herein, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

This Warrant Certificate is being issued in accordance with that certain Loan Modification Agreement, dated March 31, 2009 (the “Agreement”) to which the Warrantholder, as lender, and the Company, as the guarantor, are parties.  The Warrantholder is the holder of that certain Amended and Restated Promissory Note, dated March 31, 2009 (the “Note”) executed and delivered by Call Compliance, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Borrower”) evidencing the Warrantholder’s grant to the Borrower of a revolving line of credit in the principal amount of up to $750,000 (the “Revolving Credit Amount”).

This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the “Warrant Certificates.”

The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.           Exercise of Warrants.

(a)           The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating at the Expiration Time by surrendering this Warrant Certificate, with the Exercise Form provided for herein duly completed and executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the principal office of the Company, presently located at 90 Pratt Oval, Glen Cove, New York 11542, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the “Company Offices”), accompanied by payment in full of the Purchase Price payable in respect of the Warrants being exercised.  The Warrantholder acknowledges and agrees that the Warrants being issued hereby shall be purchased first by decreasing the outstanding accrued and unpaid interest on the outstanding Revolving Credit Amount as of the date hereof, then by decreasing the outstanding principal of the Revolving Credit Amount as of the date hereof, and the remainder of the Warrants may be purchased in the form of cash, bank cashier’s check or certified check payable to the order of the Company, as applicable.

(b)                      For purposes of this Warrant Certificate, the term “Commencement Date” shall mean April 30, 2009.

(c)           On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising such Warrant(s) shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

(d)           As soon as practicable, but not in excess of five days, after the valid exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes), will cause to be issued in the name of and delivered to the Warrantholder, or such other party identified in the purchase form, certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder, or such other party identified in the Exercise Form, shall be entitled upon such exercise, as adjusted to reflect the effects, if any, of the anti-dilution provisions of section 3 of this Warrant Certificate, such certificates to be in such reasonable denominations as Holder shall request when delivering the duly completed Exercise Form.

(e)           No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Shares to the nearest whole share of Common Stock.

(f)           If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

2.           Issuance of Common Stock; Reservation of Warrant Shares.  The Company covenants and agrees that:

(a)           all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

(b)           at all times prior to the Expiration Time, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of the Warrants evidenced by this Warrant Certificate; and

(c)           if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3.           Adjustments of Purchase Price, Number and Character of Warrant Shares, Number of Warrants.  The Purchase Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this section 3.

(a)           Stock Dividends, Subdivisions and Combinations.  In case the Company shall at any time on or before the Expiration Time:

 (i)           pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;
 (ii)          subdivide, reclassify or recapitalize the outstanding shares of Common Stock into a greater number of shares;
 (iii)         combine, reclassify or recapitalize the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or
 (iv)         issue by reclassification of shares of Common Stock into any other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);

then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto.  In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrant pursuant to this paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.  An adjustment made pursuant to this paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event.  Such adjustment shall be made successively whenever any event listed in clauses (i) through (iv) of this paragraph 3(a) shall occur.

(b)           Extraordinary Dividends.  In case the Company shall, at any time on or before the Expiration Time, fix a record date for the issuance of rights, options, or warrants to all holders of outstanding shares of Common Stock, entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the Purchase Price on such record date, then the Purchase Price shall be adjusted so that the Purchase Price, as so adjusted, shall equal the price determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which (i) the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at the Purchase Price and (ii) the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible).  Such adjustment shall become effective at the close of business on such record date; provided, however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Purchase Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued.  In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company and shall be described in a statement mailed to the Warrantholder.  Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.

(c)           Extraordinary Distributions.  In case the Company shall, at any time on or before the Expiration Time, distribute to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of the Company’s indebtedness or assets (excluding cash dividends and distributions payable out of consolidated net income or earned surplus in accordance with Nevada law and dividends or distributions payable in shares of stock described in paragraph 3(a) of this Warrant Certificate) or rights, options, or warrants or exchangeable or convertible securities containing the right to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock), then the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to the record date for such distribution by a fraction, of which (i) the numerator shall be the Purchase Price as in effect on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the evidences of indebtedness or assets so to be distributed or of such rights, options or warrants applicable to one share of Common Stock and (ii) the denominator shall be the Purchase Price as in effect on such record date.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for such transaction.

(d)           Stock Issuances.

 (i)           If the Company shall, at any time or from time to time on or before the Expiration Time, issue (x) shares of Common Stock, (y) rights, options, warrants or other securities entitling the holder thereof to subscribe for, purchase, convert to, exchange for or otherwise acquire Common Stock or (z) rights, options, warrants or other securities entitling the holder thereof to subscribe for, purchase, convert to, exchange for or otherwise acquire such convertible or exchangeable securities (in each case, other than Excluded Securities (as defined in subparagraph 3(d)(iii) of this Warrant Certificate and other than issuances that result in an adjustment under paragraphs 3(a), 3(b) or 3(c) of this Warrant Certificate), without consideration or for a consideration per share of Common Stock less than the Purchase Price in effect immediately prior to the issuance of such Common Stock or such rights, options, warrants or other securities, the Purchase Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to the quotient obtained by dividing: (A) an amount equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such issuance (including any shares of Common Stock deemed to have been issued pursuant to subclauses (B)(1) and (B)(2) of subparagraph 3(d)(ii) of this Warrant Certificate), multiplied by the Purchase Price in effect immediately prior to such issuance, plus (II) the consideration received by the Company upon such issuance, by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subclauses (B)(1) and (B)(2) of subparagraph 3(d)(ii) of this Warrant Certificate).

(ii)          For the purposes of any adjustment of the Purchase Price pursuant to this paragraph 3(d), the following provisions shall be applicable:
(A)           In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment; and
(B)           In the case of (x) the issuance of rights, options or warrants entitling the holder thereof to subscribe for, purchase or otherwise acquire Common Stock, (y) securities convertible into or exchangeable for Common Stock or (z) rights, options, warrants or other securities convertible into or exchangeable for such convertible or exchangeable securities -
(1)           the aggregate maximum number of shares of Common Stock deliverable upon exercise of such rights, options or warrants entitling the holder thereof to subscribe for, purchase or otherwise acquire Common Stock shall be deemed to have been issued at the time such rights, options or warrants were issued and for a consideration equal to the consideration (determined in the manner provided in clause (A) of this subparagraph 3(d)(ii)), if any, received by the Company upon the issuance of such rights, options or warrants plus the minimum purchase price provided in such rights, options or warrants for the Common Stock covered thereby;
(2)           the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such rights, options, warrants or securities were issued and for a consideration equal to the consideration received by the Company for any such rights, options, warrants and securities (excluding any cash received on account of accrued interest or accrued dividends), plus the consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related rights, options or warrants (the consideration in each case to be determined in the manner provided in clause (A) of this subparagraph 3(d)(ii);

(3)           on any change in the number of shares of Common Stock deliverable upon exercise of any such rights, options or warrants or conversions of or exchanges for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon the exercise of any such rights, options or warrants or conversions of or exchanges for such convertible or exchangeable securities, other than a change resulting from the anti-dilution provisions thereof, the Purchase Price shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment made upon the issuance of such rights, options, warrants or securities not converted prior to such change been made upon the basis of such change; and
(4)           on the expiration of any such rights, options or warrants, the termination of any such rights to convert or exchange or the expiration of any rights, options or warrants related to such convertible or exchangeable securities, the Purchase Price shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment made upon the issuance of such rights, options, warrants or securities or rights, options or warrants related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon exercise of such rights, options or warrants, upon the conversion or exchange of such securities or upon the exercise of the rights, options or warrants related to such securities and subsequent conversion or exchange thereof.
(iii)           For the purposes of this paragraph 3(d), the term “Excluded Securities” shall mean (A) shares of Common Stock issuable upon conversion or exercise, as applicable, of the convertible securities, rights, options and warrants of the Company outstanding as of the Commencement Date, (B) the first 15 million shares of Common Stock issuable under an equity incentive plan for employees, officers, directors and/or independent contractors of the Company adopted by the Board of Directors of the Company, provided such Common Stock is sold at or above the lower of the Current Market Price as of the date of grant or issuance of the option or other right granted or issued under such plan or date of issuance of such Common Stock and (C) any securities of the Company issued by the Company (1) pursuant to or in connection with the Securities Purchase Agreement, dated as of the Commencement Date, between the Company and Agile Opportunity Fund, LLC or (2) to any party in connection therewith Cresta Capital Strategies LLC (“Cresta”) is entitled to a fee pursuant to the Exclusive Investment Banking Agreement, dated as of March 17, 2008, between the Company and Cresta.

(e)           Current Market Price Defined.  For purposes of this Warrant Certificate, the “Current Market Price”  (the “Current Market Price”) on any date shall be deemed to be the Closing Price of the shares of Common Stock on the date in question.

(f)           Closing Price Defined.  For purposes of this Warrant Certificate, the term “Closing Price” of the shares of Common Stock for a day or days shall mean:

(i)           if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or
(ii)           if the shares of Common Stock are not listed or admitted for trading on a national securities exchange,
 (A)           the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board (the “Bulletin Board”) maintained by the Financial Industry Regulatory Authority (“FINRA”), or
 (B)           if the shares of Common Stock are not quoted on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the-counter market, as reported by The Pink Sheets, LLC, or an equivalent generally accepted reporting service, or
(iii)           if on any such day the shares of Common Stock are not listed on a national securities exchange nor quoted on the Bulletin Board or by The Pink Sheets, LLC, the fair market value of the shares of Common Stock as determined in good faith by the Board of Directors of the Company.

(g)           Capital Reorganizations and Other Reclassifications.  In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity occurring on or before the Expiration Time, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants.  The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this paragraph 3(g).

(h)           Minimum Adjustment.  Except as hereinafter provided, no adjustment of the Purchase Price hereunder shall be made if such adjustment results in a change of the Purchase Price then in effect of less than one cent ($.01) per share.  Any adjustment of less than one cent ($.01) per share of any Purchase Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more.  However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Purchase Price up to and including the effective date upon which this Warrant Certificate is exercised.

(i)           Notice of Adjustments.  Whenever the Purchase Price shall be adjusted pursuant to this section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to the Warrantholder.

(j)           Adjustments to Other Securities.  In the event that at any time, as a result of an adjustment made pursuant to this section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the purchase price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in paragraphs 3(a), 3(b), 3(c), 3(d) and 3(g) of this Warrant Certificate.

(k)           Deferral of Issuance of Additional Shares in Certain Circumstances.  In any case in which paragraph 3(b) of this Warrant Certificate shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of a Warrant exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

4.           Definition of Common Stock.  The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the Commencement Date, except as otherwise provided in section 3 of this Warrant Certificate.

5.           Replacement of Warrant Certificates.  If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in the Company’s discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.  Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.           Registration.  This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the “Warrant Register”) maintained at the Company Offices as they are issued.  The Warrant Register shall list the name, address and Social Security or other federal taxpayer identifying number, if any, of all Warrantholders.  The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.           Transfer.

(a)                                           Subject to paragraph 7(b) of this Warrant Certificate, the Warrantholder may transfer or assign the Warrants evidenced by this Warrant Certificate, in whole or in part, to any officer, director, principal, member, equity owner, employee, consultant or affiliate of the Warrantholder by surrendering this Warrant Certificate, with the Assignment Form, substantially in the form provided herein, completed and duly executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the Company Offices.  The Company shall execute and deliver a new Warrant Certificate in the name of the assignee or assignees set forth in the Assignment Form and this Warrant Certificate shall promptly be canceled.  If fewer than all of the Warrants are assigned, the Company shall execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date of this Warrant Certificate) evidencing the balance of the Warrants that remain exercisable by the Warrantholder.

(b)         NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

(c)           In the event of a transfer of any Warrants in accordance with this section 7, the Company shall, upon the surrender of this Warrant Certificate with the Assignment Form completed, dated and signed, execute and deliver to the transferee a new warrant certificate, substantially in form to this Warrant Certificate, evidencing the number of Warrants so transferred to such transferee and naming the transferee as the Warrantholder.

8.           Exchange of Warrant Certificates.  This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase.  A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith.  Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this section 9.

10.           Registration Rights.

(a)          Defined Terms.  As used in this section 10, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

(i)           Registerable Securities.  The term “Registerable Securities” shall mean any of the Warrant Shares or other securities issuable upon exercise of any of the Warrants originally issued to Cresta as of the Commencement Date and represented, in whole or part, by this Warrant Certificate.  For the purposes of this Section 10, securities will cease to be Registerable Securities when:
(A) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such Registerable Securities has been declared effective and (1) such Registerable Securities have been disposed of pursuant to such effective registration statement or (2) such registration statement has remained effective for 270 consecutive days, or
(B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, without limitation, Rules 144 and 144A promulgated under the Securities Act and the Company has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer;
(ii)           Rightsholders.  The term “Rightsholders” shall include the Warrantholder, all successors and assigns of the Warrantholders and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Warrantholder under this Warrant Certificate with respect to the transferred Registerable Securities and such transferee agrees in writing to assume all of the transferor-Warrantholder’s agreements, obligations and liabilities under this section 10 with respect to the transferred Registerable Securities; and
(iii)           Interpretations of Terms.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this section 10 shall refer to this section 10 as a whole and not to any particular provision of this section 10, and subsection, paragraph, clause, schedule and exhibit references are to this section 10 unless otherwise specified.

(b)           Piggy-Back Registration.

(i)           Piggy-Back Rights.  If, at any time on or prior to the first anniversary of the Expiration Time, the Company (or any successor of the Company, by merger or otherwise) proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing shareholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a “Company Piggy-Back Notice”) of such proposed filing to all of the Rightsholders owning Registerable Securities at least twenty days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request.  Each such Rightsholder shall have the right, exercisable for the fifteen days immediately following the giving of a Company Piggy-Back Notice, to request, by written notice (each, a “Holder Notice”) to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement.  The Company shall use commercially best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein.  Notwithstanding anything to the contrary contained in this subparagraph 10(b)(i), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter’s written opinion.
(ii)           Number of Piggy-Back Registrations; Expenses.  The Rightsholders shall be entitled, in the aggregate, to two Piggy-Back Registrations.  Subject to the provisions of paragraph 10(d) of this Warrant Certificate, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this paragraph 10(b), but the Company shall not be responsible for the payment of any underwriter’s discount, commission or selling concession in connection therewith.

(iii)           Withdrawal or Suspension of Registration Statement.  The Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this paragraph 10(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement.  In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this paragraph 10(b) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this paragraph 10(b) for the same period as the delay in the registration of such other securities.  No registration effected under this paragraph 10(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

(c)           Registration Procedures.

 (i)           Obligations of the Company.  The Company will, in connection with any registration pursuant to paragraph 10(b) of this Warrant Certificate, as expeditiously as possible:
(A)           prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in the Company’s sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Holder Notices, and use the Company’s commercially best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable but in no event more than 100 days after receipt of such notices or requests; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 60 calendar days;

(B)           prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;
(C)           notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by subclause (J)(1) of subparagraph 10(c)(i) of this Warrant Certificate cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(D)           make commercially best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;
(E)           use commercially best efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;
(F)           make available for inspection by each Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any of the Inspectors in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(G)           cooperate with the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;
(H)           comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company’s first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 10(a) of the Securities Act;
(I)           provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;
(J)           enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (3) obtain a “cold comfort” letter and updates thereof from the Company’s independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in “cold comfort” letters by accountants in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this clause (J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

(K)           if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.
(ii)                      Obligations of Rightsholders.  In connection with any registration of Registerable Securities of a Rightsholder pursuant to paragraph 10(b) of this Warrant Certificate:
(A)           The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing;
(B)           Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (2), (3), (5) and (6) of clause 10(c)(i)(C) of this Warrant Certificate, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder’s receipt of the copies of the supplemented or amended prospectus contemplated by subclause (1) of said clause 10(c)(i)(C), or until such Rightsholder is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this clause (B) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder; and

(C)           Each Rightsholder agrees that in a underwritten offering it will not, without the consent of the managing underwriter, dispose of or offer any securities of the Company for the period of restrictions on the sale or disposal of securities of the Company imposed, or consented to, by any principal shareholder of the Company.

(d)           Registration Expenses.  All expenses incident to the performance of or compliance with this Warrant Certificate by the Company, including, without imitation, all registration and filing fees of the Commission, FINRA and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company’s independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company.  All such expenses are herein referred to as “Registration Expenses.”

(e)           Indemnification: Contribution.

 (i)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney’s fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

(ii)           Indemnification by Rightsholder.  In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney’s fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.
(iii)           Conduct of Indemnification Proceedings.  Promptly after receipt by an indemnified party under this paragraph 10(e) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Warrant Certificate, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this paragraph 10(e).  In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto.  The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

(iv)           Contribution.  If the indemnification provided for in this paragraph 10(e) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in subparagraph 10(e)(v) of this Warrant Certificate, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this subparagraph 10(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(v)           Limitation.  Anything to the contrary contained in this paragraph 10(e) or in paragraph 10(f) of this Warrant Certificate notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum dollar amount of the net proceeds received by such holder in connection with any sale of Registerable Securities as contemplated herein.

(f)           Participation in Underwritten Registration.  No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder (i) agrees to sell such holder’s securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and (ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of paragraph 10(e) of this Warrant Certificate.

11.           Miscellaneous.  This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant Certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

12.           Expiration.  Unless as hereinafter provided, the right to exercise the Warrants shall expire at the Expiration Time.

13.           No Rights as Shareholder; Notice to Warrantholder.

(a)           Nothing contained in this Warrant Certificate shall be constructed as conferring upon the Warrantholder the right to vote or to receive distributions or to consent to or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any other rights whatsoever as shareholder of the Company.

(b)           The Company shall give notice to the Warrantholder by postage-paid, certified mail, return receipt requested, if, at any time prior to the Expiration Time, any of the following events shall occur:

 (i)           the Company shall authorize the payment of any distributions upon Common Stock payable in any securities or authorize the making of any distribution (other than a cash distribution subject to the second parenthetical set forth in section 3(c) of this Warrant Certificate) to all holders of Common Stock;
 (ii)           the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(iii)           a dissolution, liquidation or winding up of the Company (including, without limitation, a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or
(iv)           a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock) or any consolidation or merger of the Company with or into another corporation (excluding any consolidation or merger in which the Company is the continuing company and that does not result in any reclassification of, or change to, the Common Stock then outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

Such giving of notice shall be given (x) at least twenty business days (a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed) prior to the date fixed as a record date or effective date or the date of closing of the Company’s transfer books for the determination of the holders entitled to such distribution or subscription rights, or for the determination of the holders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form.  Such notice shall specify such record date or the date of closing the transfer books, as the case may be.  In addition, the Company shall provide to Warrantholder, at the same time such notice is provided, such information relating to such distribution or subscriptions rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form as may be reasonably necessary for Warrantholder to make an informed decision whether to exercise Warrantholder’s rights as evidenced by this Warrant Certificate.

14.           Severability.  If any term or other provision of this Warrant Certificate is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Warrant Certificate shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either the Company or Warrantholder.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Company and Warrantholder shall negotiate in good faith to modify this Warrant Certificate so as to effect the original intent of the Company and Cresta in connection with the issuance of the Warrants, to the greatest extent possible.  Any provision of this Warrant Certificate held invalid or unenforceable only in part, degree or in certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable.

IN WITNESS WHEREOF, Compliance Systems Corporation has caused this Warrant Certificate to be executed by its officer thereunto duly authorized.

Dated: As of April 30, 2009	Compliance Systems Corporation

By:
Dean Garfinkel, President
ATTEST:

Barry Brookstein, Secretary

EXERCISE FORM

Dated:____________, 20__

TO: Compliance Systems Corporation:

The undersigned hereby irrevocably elects to exercise its warrant exercise rights evidenced by this Warrant Certificate to the extent of purchasing _______________ shares of Common Stock of Compliance Systems Corporation and hereby makes payment of the aggregate Purchase Price therefore by tendering, contemporaneous with the delivery of this Warrant Certificate, a reduction in the outstanding amount of accrued and unpaid interest with respect to the outstanding Revolving Credit Amount as of April 30, 2009, a reduction of the outstanding principal under the Revolving Credit Amount as of April 30, 2008 and finally, the amount of $_____________ in the form of (a) cash or (b) bank cashier’s or certified check payable to the order of “Compliance Systems Corporation.”

________________________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK
(Please type or print in block letters)

Name:
Taxpayer
Identification
Number:

Address:

Signature:
(Signature must conform in all respects to
the name of the Warrantholder as set forth on the face of this Warrant Certificate.)

ASSIGNMENT FORM
(Please type or print in block letters)

FOR VALUE RECEIVED, _____________________________________

hereby sells, assigns and transfers unto:

Name:
Taxpayer
Identification
Number:

Address:

this Warrant Certificate and the Warrants represented by this Warrant Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:

Signature:
(Signature must conform in all respects to
the name of the Warrantholder as set forth on the face of this Warrant Certificate.)